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                                                                    Exhibit 99.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Thian Hoo Tan, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Komag, Incorporated on Form 10-Q for the quarterly period ended September 29, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Komag, Incorporated.

                                      By:    /S/ Thian Hoo Tan
                                          ---------------------------------
                                      Name:  Thian Hoo Tan
                                      Title: Chief Executive Officer

I, Kathleen A. Bayless, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Komag, Incorporated on Form 10-Q for the quarterly period ended September 29, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such 10-Q fairly presents in all material respects the financial condition and results of operations of Komag, Incorporated.

                                      By:    /S/ Kathleen A. Bayless
                                          ---------------------------------
                                      Name:  Kathleen A. Bayless
                                      Title: Chief Financial Officer